J u n e 2 0 1 6 Annual Meeting

Forward Looking Statement 2 This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about our and others’ focus, mission, goals, strategy, approach, plans, timelines, milestones and expectations; R&D programs and BELVIQ, including with respect to commercial and other opportunities, potential, value, safety, efficacy, indication, research and development (R&D), advancement, significance of related data, differentiation, status and related timing, results, regulatory activities and commercialization; the potential of GPCR modulators; need for new treatments and addressing such need; value and other drivers; collaborations, including related strategy, goals, potential, activities, payments and expectations; financial guidance; intellectual property; discovering and developing compounds; supplying and commercializing drugs; and other statements that are not historical facts, including statements that may include words such as “may,” “will,” “intend,” “plan,” “expect,” “potential” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation, the timing, success and cost of R&D and related strategy and decisions; trial and study results are subject to different interpretations and may not be predictive of future results; trials and studies may not proceed at the time or in the manner expected or at all; unexpected or unfavorable new data; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh data differently and reach different conclusions than we or others, request additional information, have additional recommendations or change their guidance or requirements; information related to R&D may not meet regulatory requirements or otherwise be sufficient for (or we or a collaborator may not pursue) further R&D, regulatory review or approval or continued marketing; risks related to commercializing drugs, including regulatory, manufacturing, supply and marketing issues and their availability and use; having adequate funds and other assets and their effective use; the risk that our revenues are based in part on estimates, judgment and accounting policies, and incorrect estimates or disagreement regarding estimates or accounting policies may result in changes to guidance or previously reported results; the timing and outcome of regulatory review is uncertain, and lorcaserin may not receive any additional marketing approvals; regulatory decisions in one territory may impact other regulatory decisions and business prospects; reimbursement and pricing decisions; risks related to relying on collaborative arrangements; payments, if any, from collaborators; the entry into or modification or termination of collaborative arrangements; our and third parties’ intellectual property rights; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our SEC filings. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Corporate Priorities 3  Etrasimod (APD334) in ulcerative colitis (P2 ongoing)  Ralinepag (APD811) in pulmonary arterial hypertension (P2 ongoing)  APD371 in pain indications (P2 ready)  Evaluate expansion into other indications Advance Novel Clinical Programs 1

Corporate Priorities (continued)  Etrasimod (APD334) in ulcerative colitis (P2 ongoing)  Ralinepag (APD811) in pulmonary arterial hypertension (P2 ongoing)  APD371 in pain indications (P2 ready)  Evaluate expansion into other indications Advance the Novel Clinical Programs 1  Define and focus on mission-critical activities  Evaluate required infrastructure to achieve objectives  Optimize cost structure  Create an outside-in mentality  Build an execution- focused organization Streamline Operations 2

Corporate Priorities (continued) 5  Etrasimod (APD334) in ulcerative colitis (P2 ongoing)  Ralinepag (APD811) in pulmonary arterial hypertension (P2 ongoing)  APD371 in pain indications (P2 ready)  Evaluate expansion into other indications Advance the Novel Clinical Programs 1  Define and focus on mission-critical activities  Evaluate required infrastructure to achieve objectives  Optimize cost structure  Create an outside-in mentality  Build an execution- focused organization Streamline Operations 2  Eisai (BELVIQ), commercialized with ongoing long term outcomes trials  Axovant (nelotanserin) in dementia associated psychosis (P2 ongoing)  Ildong (temanogrel) in thrombotic diseases (P1 ongoing)  Boehringer Ingelheim in CNS (preclinical ongoing) Support Collaborations 3

Pipeline

Program	Indication	Pre-Clinical	Phase 1	Phase 2	Phase 3	Post Market	Commercial Rights
Internal Programs							
Etrasimod (APD334) $S1P_1$ Modulator	Ulcerative Colitis						
Ralinepag (APD811) PGI_2 Agonist	PAH						Arena: Worldwide
APD371 CB_2 Agonist	Pain						
Partnered Programs							
BELVIQ (CVOT Study)	CV Outcomes, T2D Conversion						Eisai: Most of World Ildong: South Korea CYB: Taiwan Teva: Israel
Nelotanserin $5HT_{2A}$ Inverse Agonist	Dementia Associated Psychosis						Axovant: Worldwide
Temanogrel $5HT_{2A}$ Inverse Agonist	Thrombotic Diseases						Ildong: South Korea Arena: Rest of World

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Thank You 7